UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

The Cushing Mutual Funds Trust
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

Annual Report

November 30, 2020

www.cushingfunds.com | www.cushingasset.com

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

*formerly, Cushing® MLP Infrastructure Fund

Table of Contents

Shareholder Letters (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	7
Expense Examples (Unaudited)	10
Allocation of Portfolio Assets (Unaudited)	13
Schedules of Investments	16
Statements of Assets & Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	45
Trustees and Executive Officers (Unaudited)	47
Additional Information (Unaudited)	49

Cushing® NextGen Infrastructure Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the fiscal year ended November 30, 2020 (the “period”), the Cushing® NextGen Infrastructure Fund (formerly known as Cushing® MLP Infrastructure Fund), (Class I shares) (the “Fund”) delivered a 34.77% total return, versus total returns of 17.44% for the S&P 500 Index and -5.30% for the S&P Global Infrastructure Index.

Market and Strategy Overview

This period marked the first anniversary of the switch in the Fund’s investment strategy from a focus on master limited partnership (“MLP”) investments to a focus on a broader range of infrastructure companies. This historic period for the equity markets was a tale of two halves. The beginning was marked by the 34% selloff in the S&P 500 Index, caused by COVID-19 related global shutdowns. The second half of the period was a 62% rally to new all-time highs. What was constant was infrastructure demand, by both end user and as investment products, in the volatile world.

Traditional infrastructure assets – like toll roads, airports, and electric utilities – saw more earnings volatility than past cycles, with unprecedented lockdowns. Infrastructure equities, however, remained relatively stable as earnings declines were seen by many as temporary and not in any way an impairment in long term earnings potential. Many investors were less concerned about permanent declines in demand for, as examples, Australian toll roads or Florida electricity. Infrastructure equities, rightfully in our view, saw expanded multiples and provided a modest hedge as investors flocked to real assets.

The “NextGen” portion of the Fund’s new investment strategy benefited during the period as the new work-from-home world created an unprecedented surge in demand for digital infrastructure. As the company Zoom Video Communications, Inc. transformed into a verb, data center and cloud providers saw demand reach record levels. We viewed these trends as further justification of the importance, and growth, of the NextGen infrastructure. Most workflows still are not digitized, so there appears to be plenty of future available growth for these markets.

Fund Performance & Positioning

The largest contributors to performance were the data center, renewable power generation, and new energy vehicles sectors. The Fund’s top three stock contributors for the period were from each of these sectors: data center, 21Vianet Group, Inc. (NASDAQ: VNET), Spanish solar developer, Solaria Energia y Medio Ambiente (Madrid: SLR SM), and electric vehicle charging company, Switchback Energy Acquisition Corporation (NYSE: SBE). All these names saw significant topline growth in 2020 because of strong secular tailwinds to their end markets.

The largest detracting sectors were midstream energy, industrial design and construction, and shipping companies. Individually, the Fund’s largest detractors were liquefied natural gas exporter Cheniere Energy, Inc. (NYSE: LNG), diversified midstream operator Enterprise Product Partners, L.P. (NYSE: EPD), and midstream company Crestwood Equity Partners LP (NYSE: CEQP). Most of the losses stemmed from the initial COVID-19 drawdown, and while there was value at those levels we reallocated into names that were expected to rally quicker off the bottom.

At the end of the period, the Fund’s largest sector holdings were data centers, towers, and rails. We continue to believe that the technology infrastructure is the best risk-adjusted way to play the ongoing digitalization of the economy. Rails are interesting because they offer both topline and cost reduction opportunities.

Outlook

The Fund’s first fiscal year under its new investment strategy was unprecedented for the speed of the market selloff and recovery. We believe the violent markets caused by self-imposed lockdowns were the perfect crucible for the Fund’s new NextGen infrastructure strategy. While the past is not indicative of future results, we believe that global digitization will increase the need for technology and communication infrastructure, which will continue to provide investment opportunities for the Fund.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The Fund will invest in Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net total returns reflect the deduction of applicable withholding taxes. Index returns do not include fees or expenses. It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Cushing® SMID Growth Focused Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the ten-month period from its launch on January 31, 2020 through the end of fiscal year on November 30, 2020 (the “period”), the Cushing® SMID Growth Focused Fund, Class I Shares, (the “Fund”) delivered a total return of 20.60%, versus a total return of 29.20% for its benchmark, the Russell® 2500 Growth Index, a total return of 14.06% for the S&P 500 Index.

Market Overview

The Fund launched in January 2020 into a domestic stock market that was unspectacular but solid across most macro metrics at the time. The economy was in a slow steady long running expansion which began with the end of the Great Financial Recession over ten years ago. The biggest question facing the market was how much further the expansion would run.

That question was answered when the COVID-19 pandemic struck the world. With the overriding impact of the pandemic on the world’s economies and markets, the year can be divided in two distinct segments: sell off and recovery. Beginning February 20th, performance of the Russell 2500 Growth Index declined by -37.9% over the next 28 days, reaching its low for the period on March 18th. From the low, performance of the Index climbed by 95.27% through the end of the period. The net result was a total return of 29.20% for the benchmark for the period from the Fund’s inception through the end of the period.

Fund Performance

On an absolute basis, the Fund had strong performance for the period, returning 20.60%, but the Fund’s performance trailed the benchmark return of 29.20%.

On a sector selection basis, the only significant impact came from being overweight healthcare, which was the best performing sector for the period.

On a stock selection basis, the top contributing securities to the Fund’s return were Twilio, Inc. (NYSE: TWLO), Chart Industries, Inc. (NASDAQ: GTLS), Kornit Digital LTD (NASDAQ: KRNT) and HubSpot Inc, (NYSE: HUBS). Twilio and HubSpot are technology companies that benefitted from enabling closer connections between companies and their clients. Chart Industries and Kornit Digital are both industrial companies. Chart Industries is focused on the growing clean energy industry with equipment that facilitates the use of hydrogen as a fuel source. Kornit Digital continues to ramp new digital printing technology that allows for direct printing onto surfaces such as textiles and ceramics and does so with a cleaner ecological footprint than traditional large print systems.

The main detractors from performance for the period were Amarin Corporation plc (NASDAQ: AMRN), PolarityTE, Inc. (NASDAQ: PTE), Arie Pharmaceuticals, Inc. (NASDAQ: AERI) and Flexion Therapeutics, Inc. (NASDAQ: FLXN). All four securities are in the healthcare sector. Amarin suffered from a negative patent ruling in federal court. Polarity initiated a major strategic change in the regulatory approach for their main product. We sold both positions as we thought these issues significantly changed the fundamental outlook for each company. Arie and Flexion both saw delays to new product launches as the pandemic prohibited their ability to inform physicians of the new drugs. We added to both the Arie and Flexion positions as we believe the fundamental case for each remains compelling and that these delays will prove temporary.

Conclusion

The fiscal period has been an extremely unusual period for investors. Large macro factors such as the pandemic, economic shutdowns, re-openings, fiscal and monetary stimuli have dominated the direction of stocks. Eventually we feel these turbulent factors will pass, volatility will return to more normal levels and companies will again be valued on future cash flows. We believe a return to a more normal environment should benefit our long term secular growth investment focus.

We believe the investment philosophy and process we employ will serve the Fund well. We will continue to invest in strong secular growth companies with large market opportunities and defensible competitive advantages. This investment strategy brings exposure to next generation themes such as the digitization of the economy, biogenetic innovation, clean technologies and innovation in health care. We believe such companies, typically driven by innovation, will outgrow the market and accrue capital appreciation ultimately benefitting the Fund’s shareholders.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

The Russell® 2500 Growth Index is comprised of smaller and mid-capitalization U.S. equities that exhibit growth characteristics. Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® 2500 Growth Index is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. Index returns do not include fees or expenses. It is not possible to invest directly in an index

Must be preceded or accompanied by a prospectus.

Global Clean Equity Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the ten-month period from its launch on January 31, 2020 through the end of fiscal year on November 30, 2020 (the “period”), the Global Clean Equity Fund (Class I shares) (the “Fund”) delivered a total return of 106.74%, versus a 12.84% total return for the MSCI ACWI Net Total Return (“TR”) Index.

Market and Strategy Overview

During the fiscal period, the Fund’s investment strategy was not for the faint of heart. This historic period for the equity markets was a tale of two halves. The beginning was marked by the 31% selloff in the MSCI ACWI Net TR Index caused by COVID-19 related global shutdowns. The second half of the fiscal period was a 64% rally to new all-time highs. What was constant was demand for secularly growing stocks, and many names within the Fund’s investment strategy universe were at the top of that list.

The Fund’s investment universe, particularly renewable energy companies, appear to have reached a critical point of being economically viable. These technologies have been around for years, but adoption by corporations and consumers has only recently taken off. According to a report by Lazard, unsubsidized solar and wind electricity plants are now cheaper than any other power source.1 The critical juncture of becoming the most cost-effective electricity generation occurred at essentially the same time that the world was going through a global lockdown. This meant that while nearly all markets were experiencing unprecedented contraction in sales, the growth outlook for renewables was skyrocketing. Battery manufacturing, electric vehicle production, fuel cells, and other subindustries also saw increases in the expected market potential.

The adoption curves for each market in the Fund’s investment universe will be different and most will undoubtedly suffer some setbacks along the way. We believe the performance of many of these companies this year was a catchup of many years of dismissive public markets. We still see attractive opportunities the Fund’s investment strategy encompasses in companies not included within its benchmark.

Fund Performance

The top contributing sectors during the period were electric vehicle (“EV”) manufacturers, solar equipment manufacturers, and solar developers. Individually, EV manufacturers NIO Limited (NYSE: NIO) and Tesla, Inc. (NASDAQ: TSLA) were the two best performing stocks as each grew production inline with lofty beginning of year estimates. The next best performer was solar developer Vivint Solar (NYSE: VSLR), which was acquired by competitor SunRun, Inc. (NASDAQ: RUN) in October.

The largest detractors were energy metering, water utilities, and EV suppliers. All sectors were small losses relative to the winners but nonetheless we are disappointed with the performance. The largest single stock detractors were electrified truck producer Hyliion Holdings Corp. (NYSE: HYLN), water utility Essential Utilities, Inc. (NYSE: WTRG), and EV charger Blink Charging Co. (NASDAQ: BLNK).

[1]	Lazard. “Lazard’s Levelized Cost of Energy Version 14.0 & Storage 6.0”. 11/16/2020.

Outlook

The Fund’s first fiscal period was unprecedented for the speed of the market selloff and recovery. The violent markets caused by self-imposed lockdowns were the perfect environment to highlight the tailwinds for the Fund’s sectors. We are not naïve enough to expect this level of performance every year. We also think that there is well over a decade of investment that needs to occur for the world to fully embrace clean technologies.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

The MSCI ACWI Net TR Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.. Net total returns reflect the deduction of applicable withholding taxes .Index returns do not include fees or expenses. It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Cushing® NextGen Infrastructure Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2020	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	34.34%	n/a	4.97%	12/18/17
Class A (with sales load)	26.97%	n/a	2.99%	12/18/17

Class I	34.77%	5.35%	5.37%	3/1/10

S&P 500 Index	17.46%	n/a	12.93%	3/1/10

(1)	Performance figures for Class I shares reflect the historical performance of the Predecessor Fund for periods prior to December 18, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class I is not subject to a sales charge or MDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® SMID Growth Focused Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2020	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	n/a	n/a	20.40%	1/31/20
Class A (with sales load)	n/a	n/a	13.80%	1/31/20

Class I	n/a	n/a	20.60%	1/31/20

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Global Clean Equity Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2020	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	n/a	n/a	106.34%	1/31/20
Class A (with sales load)	n/a	n/a	95.03%	1/31/20

Class I	n/a	n/a	106.74%	1/31/20

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® NextGen Infrastructure Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2020 to November 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2020 to November 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2020 to November 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 06/01/2020	Ending Account Value (Based on Actual Returns and Expenses) 11/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,333.40	$8.75	$1,017.50	$7.57	1.50%
Class I Shares	$1,000.00	$1,336.00	$7.30	$1,018.75	$6.31	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® SMID Growth Focused Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2020 to November 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2020 to November 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2020 to November 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 06/01/2020	Ending Account Value (Based on Actual Returns and Expenses) 11/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,259.40	$9.18	$1,021.97	$8.22	1.35%
Class I Shares	$1,000.00	$1,260.20	$7.48	$1,023.48	$6.70	1.10%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 304 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Global Clean Equity Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2020 to November 30, 2020, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2020 to November 30, 2020.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2020 to November 30, 2020. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 06/01/2020	Ending Account Value (Based on Actual Returns and Expenses) 11/30/20	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/20	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$2,141.60	$13.24	$1,021.67	$8.52	1.40%
Class I Shares	$1,000.00	$2,145.60	$10.89	$1,023.18	$7.00	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 304 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® NextGen Infrastructure Fund Allocation of Portfolio Assets(1) (Unaudited) November 30, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts

Cushing® SMID Growth Focused Fund Allocation of Portfolio Assets(1) (Unaudited) November 30, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stocks

Global Clean Equity Fund Allocation of Portfolio Assets(1) (Unaudited) November 30, 2020 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stocks

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2020

Common Stock — 71.5%	Shares	Fair Value
Cloud Services — 2.8%
United States — 2.8%
Microsoft Corporation	1,981	$424,073

Communication Services — 3.2%
Italy — 1.4%
Infrastrutture Wireless Italiane SpA	16,008	206,036
Spain — 1.8%
Cellnex Telecom S.A.	4,405	277,858
		483,894
Data Centers — 1.8%
United States — 1.8%
Switch, Inc.	17,869	282,152

Electric Vehicle Components — 7.4%
Germany — 3.1%
Akasol AG (1)	5,848	477,422
United States — 4.3%
Switchback Energy Acquisition Corporation (1)	19,730	663,125
		1,140,547
Electricity Generation — 0.9%
United States — 0.9%
FirstEnergy Corporation	5,320	141,299

Industrials — 3.4%
Mexico — 1.9%
Grupo Aeroportuario del Sureste, S.A.B. de C.V. (1)	1,950	291,525
United States — 1.5%
Plug Power, Inc. (1)	9,000	237,510
		529,035
Integrated Utility — 5.8%
Chile — 1.1%
Enel Americas SA	22,546	163,684
France — 2.0%
Electricite de France S.A. (1)	20,705	314,034
Italy — 2.7%
Enel Societa Per Azioni	40,978	407,731
		885,449
IT Services — 8.5%
Canada — 0.8%
Descartes Systems Group, Inc. (1)	1,959	116,149
Cayman Islands — 4.6%
21Vianet Group, Inc. (1)	19,000	538,460
GDS Holdings Limited (1)	1,800	162,054
Spain — 0.9%
Amadeus IT Group	2,000	137,082
United States — 2.2%
Fleetcor Technologies, Inc. (1)	635	168,408
Itron, Inc. (1)	2,227	175,064
		1,297,217

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Natural Gas Gatherers & Processors — 1.8%
United States — 1.8%
Altus Midstream Company (1)	1,470	$57,506
Targa Resources Corporation	9,000	211,500
		269,006
Natural Gas Transportation & Storage — 2.3%
United States — 2.3%
Equitrans Midstream Corporation	43,629	356,013

Other Renewable Generation — 2.0%
Canada — 2.0%
Brookfield Renewable Corporation	3,914	309,793

Railroads — 6.0%
United States — 6.0%
Kansas City Southern Railway Company	1,250	232,713
Norfolk Southern Corporation	992	235,124
Union Pacific Corporation	2,200	448,976
		916,813
Refiners — 2.0%
United States — 2.0%
Marathon Petroleum Corporation	7,875	306,180

Renewable Distribution — 5.6%
Spain — 1.8%
Iberdrola S A	5,011	273,851
United States — 3.8%
NextEra Energy, Inc.	7,980	587,248
		861,099
Solar Energy Equipment — 1.7%
United States — 1.7%
Solaredge Technologies, Inc. (1)	944	262,413

Solar Generation — 5.6%
Spain — 5.6%
Solaria Energia y Medio Ambiente, SA (1)	36,886	864,148

Solar Materials — 1.1%
China — 1.1%
JinkoSolar Holding Co., Ltd. (1)	2,519	173,912

Tollroads — 1.7%
Italy — 1.7%
Atlantia Spa (1)	14,070	256,450

Utilities — 6.2%
France — 6.2%
ENGIE (1)	16,000	236,088
Suez SA	25,000	481,165
Veolia Environnement SA	10,000	229,742
		946,995

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Water Utility — 0.4%
United States — 0.4%
Essential Utilities, Inc.	1,465	$66,335

YieldCo — 1.3%
United Kingdom — 1.3%
Atlantica Sustainable Infrastructure plc	6,000	206,340
Total Common Stock (Cost $7,992,322)		$10,979,163

Master Limited Partnerships and Related Companies — 10.8%	Units
Crude Oil & Refined Products — 1.1%
United States — 1.1%
Magellan Midstream Partners, L.P.	3,954	$162,707

Large Cap Diversified C Corps — 1.1%
United States — 1.1%
Plains GP Holdings, L.P.	22,095	175,213

Large Cap MLP — 4.9%
United States — 4.9%
Energy Transfer, L.P.	52,679	325,556
MPLX, L.P.	19,968	420,127
		745,683
Natural Gas Gatherers & Processors — 2.1%
United States — 2.1%
DCP Midstream, L.P.	20,277	327,474

Other Renewable Generation — 1.6%
Bermuda — 1.6%
Brookfield Renewable Partners, L.P.	3,890	247,326
Total Master Limited Partnerships (Cost $1,373,628)		$1,658,403

Real Estate Investment Trusts — 14.3%	Shares
Data Centers — 7.2%
Singapore — 3.5%
Keppel DC REIT	253,473	$531,081
United States — 3.7%
CyrusOne, Inc.	2,075	145,063
Digital Realty Trust, Inc.	750	101,063
Equinix, Inc.	200	139,558
QTS Realty Trust, Inc.	3,000	178,230
		1,094,995
Industrial — 1.3%
United States — 1.3%
Americold Realty Trust	5,992	204,507

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments	November 30, 2020 — (Continued)

Real Estate Investment Trusts (Continued)	Shares	Fair Value
Towers — 5.8%
United States — 5.8%
American Tower Corporation	2,065	$477,428
Crown Castle International Corporation	1,100	184,327
SBA Communications Corporation	800	229,744
		891,499

Total Real Estate Investment Trusts (Cost $1,948,758)		$2,191,001

Short-Term Investments - Investment Companies — 3.5%
United States — 3.5%
First American Government Obligations Fund - Class X, 0.05%(2)	265,616	$265,616
First American Treasury Obligations Fund - Class X, 0.05%(2)	265,616	265,616
Total Short-Term Investments (Cost $531,232)		$531,232
Total Investments — 100.1% (Cost $11,845,940)		$15,359,799
Liabilities in Excess of Other Assets — (0.1)%		(9,301)
Total Net Assets Applicable to Unitholders — 100.0%		$15,350,498

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended November 30, 2020. As such, it is classified as a non-income producing security as of November 30, 2020.
(2)	Rate reported is the current yield as of November 30, 2020.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund
Schedule of Investments	November 30, 2020

Common Stock — 98.7%	Shares	Fair Value
Aerospace & Defense — 2.6%
United States — 2.6%
Mercury Systems, Inc. (1)	1,540	$109,679

Biotechnology — 9.5%
United States — 9.5%
Alnylam Pharmaceuticals, Inc. (1)	945	122,765
Exact Sciences Corporation (1)	1,055	127,718
Flexion Therapeutics (1)	14,254	152,660
		403,143
Chemicals — 3.9%
United States — 3.9%
Ingevity Corporation (1)	2,462	163,920

Electronic Equipment — 3.8%
United States — 3.8%
Akoustis Technologies, Inc. (1)	21,501	163,623

Financial Services — 5.5%
United States — 5.5%
SVB Financial Group (1)	681	234,850

Healthcare — 3.0%
United States — 3.0%
Teladoc Health, Inc. (1)	642	127,610

Healthcare Equipment & Supplies — 10.4%
United States — 6.2%
Abiomed, Inc. (1)	347	95,113
Cytosorbents Corporation (1)	20,098	168,622
Jersey — 4.2%
Novocure Ltd. (1)	1,400	175,910
		439,645
IT Services — 3.8%
United States — 3.8%
Twilio, Inc. (1)	501	160,365

Machinery — 16.0%
Israel — 4.9%
Kornit Digital Ltd (1)	2,443	206,116
United States — 11.1%
Charts Industrials, Inc. (1)	2,870	296,643
Evoqua Water Technologies Corporation (1)	6,738	175,795
		678,554
Pharmaceuticals — 10.1%
United Kingdom — 4.1%
GW Pharmaceuticals plc (1)	1,232	172,579
United States — 6.0%
Aerie Pharmaceuticals, Inc. (1)	10,973	136,175
Intra Cellular Therapies, Inc. (1)	4,994	118,058
		426,812

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund
Schedule of Investments	November 30, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Professional Services — 3.7%
United States — 3.7%
CoStar Group, Inc. (1)	174	$158,439

Software — 20.5%
United States — 20.5%
Everbridge, Inc. (1)	1,227	155,755
Hubspot, Inc. (1)	498	196,376
Rapid7, Inc. (1)	2,582	193,495
Ringcentral, Inc. (1)	553	164,269
Smartsheet, Inc. (1)	2,753	159,757
		869,652
Specialty Retail — 5.9%
United States — 5.9%
Five Below, Inc. (1)	1,590	248,676
Total Common Stock (Cost $3,180,004)		$4,184,968

Short-Term Investments — Investment Companies — 3.1%
United States — 3.1%
First American Government Obligations Fund - Class X, 0.05%(2)	65,901	$65,901
First American Treasury Obligations Fund - Class X, 0.05%(2)	65,901	65,901
Total Short-Term Investments (Cost $131,802)		$131,802
Total Investments — 101.8% (Cost $3,311,806)		$4,316,770
Liabilities in Excess of Other Assets — (1.8)%		(77,555)
Total Net Assets Applicable to Unitholders — 100.0%		$4,239,215

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended November 30, 2020. As such, it is classified as a non-income producing security as of November 30, 2020.
(2)	Rate reported is the current yield as of November 30, 2020.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments	November 30, 2020

Common Stock — 93.1%	Shares	Fair Value
Electric Vehicle Components — 9.4%
Germany — 3.9%
Akasol AG (1)	5,185	$423,296
United States — 5.5%
Switchback Energy Acquisition Corporation (1)	18,131	609,383
		1,032,679
Electric Vehicle OEM — 6.9%
Cayman Islands — 6.9%
Nio, Inc. (1)	15,000	757,950

Electricity Generation — 0.5%
United States — 0.5%
FirstEnergy Corporation	2,000	53,120

Industrial Gases — 1.0%
United States — 1.0%
Air Products and Chemicals, Inc.	405	113,457

Industrials — 5.1%
Ireland — 0.3%
Eaton Corporation Plc	299	36,212
United States — 4.8%
Plug Power, Inc. (1)	19,996	527,694
		563,906
New Energy Vehicle — 10.1%
Cayman Islands — 4.2%
NIU Technologies (1)	15,500	462,210
Jersey — 1.2%
Aptiv Plc	1,061	125,941
United Kingdom — 0.3%
Sensata Technologies Holdings Plc (1)	767	37,453
United States — 4.4%
Tesla, Inc. (1)	850	482,460
		1,108,064
Other Renewable Generation — 3.6%
Bermuda — 2.3%
Brookfield Renewable Partners, L.P.	3,992	253,811
Canada — 1.3%
Brookfield Renewable Corporation	1,782	141,045
		394,856
Other Sustainable — 0.7%
United States — 0.7%
Ecolab, Inc.	363	80,641

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments	November 30, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Power Semiconductor — 2.8%
Germany — 1.0%
Infineon Technology	3,233	$113,843
Netherlands — 0.7%
Stmicroelectronics NV	1,802	71,449
United States — 1.1%
Cree, Inc. (1)	1,400	126,546
		311,838
Smart Grid — 3.1%
Switzerland — 0.8%
Landis & Gyr Group	1,204	86,648
United States — 2.3%
Itron, Inc. (1)	3,290	258,627
		345,275
Solar Developer — 4.2%
Mauritius — 1.7%
Azure Power Global Ltd (1)	5,094	192,808
United States — 2.5%
Sunnova Energy International, Inc. (1)	6,733	272,754
		465,562
Solar Energy Equipment — 14.8%
France — 0.9%
Schneider Electric	3,452	95,897
United States — 13.9%
Enphase Energy, Inc. (1)	2,250	307,283
First Solar, Inc. (1)	2,484	232,080
Solaredge Technologies, Inc. (1)	1,195	332,186
Sunrun, Inc. (1)	10,400	666,432
		1,633,878
Solar Generation — 4.0%
Spain — 4.0%
Solaria Energia y Medio Ambiente, SA (1)	19,008	445,310

Solar Materials — 1.1%
China — 1.1%
JinkoSolar Holding Co., Ltd. (1)	1,701	117,437

Utilities — 6.8%
Germany — 1.1%
RWE AG	2,879	119,407
Italy — 1.4%
Enel S.p.A.	15,297	152,727
Spain — 0.8%
EDP Renovaveis S.A.	4,250	90,036
United States — 3.5%
NextEra Energy, Inc.	5,204	382,962
		745,132
Waste & Recycling — 0.7%
Canada — 0.7%
Waste Connections, Inc.	731	76,009

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments	November 30, 2020 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Water Tech & Equipment — 4.7%
United States — 4.7%
Energy Recovery, Inc. (1)	7,796	$83,183
Evoqua Water Technologies Corporation (1)	11,660	304,209
Xylem, Inc.	1,400	134,358
		521,750
Water Utility — 1.1%
United States — 1.1%
American Water Works Co., Inc.	400	61,352
Essential Utilities Inc.	1,360	61,581
		122,933
Wind Energy Equipment — 6.4%
Denmark — 1.8%
Vestas Wind System	933	190,706
Germany — 0.6%
Nordex SE (1)	2,889	67,579
United States — 4.0%
TPI Composites, Inc. (1)	10,995	442,329
		700,614
Wind Generation — 1.4%
Denmark — 1.4%
Vestas Wind System AS	2,247	152,167

YieldCo — 4.7%
Canada — 0.8%
Innergex Renewable Energy	4,777	94,532
United Kingdom — 1.7%
Atlantica Sustainable Infrastructure plc	5,494	188,939
United States — 2.2%
Clearway Energy, Inc.	2,900	84,883
NextEra Energy Partners, L.P.	2,433	154,423
		522,777

Total Common Stock (Cost $5,653,621)		$10,265,355

Short-Term Investments — Investment Companies — 6.2%
United States — 6.2%
First American Government Obligations Fund - Class X, 0.05%(2)	343,984	$343,984
First American Treasury Obligations Fund - Class X, 0.05%(2)	343,984	343,984
Total Short-Term Investments (Cost $687,968)		$687,968
Total Investments — 99.3% (Cost $6,341,589)		$10,953,323
Other Assets in Excess of Liabilities — 0.7%		77,817
Total Net Assets Applicable to Unitholders — 100.0%		$11,031,140

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended November 30, 2020. As such, it is classified as a non-income producing security as of November 30, 2020.
(2)	Rate reported is the current yield as of November 30, 2020.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Assets & Liabilities November 30, 2020

	Cushing NextGen Infrastructure Fund	Cushing SMID Growth Focused Fund	Global Clean Equity Fund
Assets
Investments at fair value (1)	$15,359,799	$4,316,770	$10,953,323
Receivable for investments sold	—	—	116,664
Receivable for shares sold	9,284	—	17,338
Dividends and interest receivable	49,177	3	9,166
Prepaid expenses	27,741	732	1,299
Total assets	15,446,001	4,317,505	11,097,790
Liabilities
Payable for Fund shares redeemed	13,044	—	155
Payable for 12b-1 distribution fee	187	306	62
Payable to Adviser, net	14,803	29,099	16,073
Accrued expenses and other liabilities	67,469	48,885	50,360
Total liabilities	95,503	78,290	66,650
Net assets	$15,350,498	$4,239,215	$11,031,140
Net Assets Consist of
Additional paid-in capital	$13,563,104	$3,264,563	$6,199,964
Total Distributable Earnings	1,787,394	974,652	4,831,176
Net assets	$15,350,498	$4,239,215	$11,031,140

(1) Investments in unaffiliated securities at cost	$11,845,940	$3,311,806	$6,341,589

Unlimited shares authorized, no par value	Class A	Class A	Class A
Net assets	$435,748	$433,719	$230,841
Shares issued and outstanding	21,804	36,014	11,248
Net asset value, redemption price and minimum offering price per share	$19.99	$12.04	$20.52
Maximum offering price per share (1)	$21.21	$12.74	$21.71

	Class I	Class I	Class I
Net assets	$14,914,750	$3,805,496	$10,800,299
Shares issued and outstanding	737,780	315,408	525,411
Net asset value, redemption price and minimum offering price per share	$20.22	$12.07	$20.56

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75% for NextGen, 5.50% for SMID, and 5.50% for Clean.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Operations Period Ended November 30, 2020

	Cushing NextGen Infrastructure Fund	Cushing SMID Growth Focused Fund(1)	Global Clean Equity Fund(1)
Investment Income
Distributions and dividends	$349,666	$—	$38,307
Less: return of capital on distributions	(107,381)	—	(9,105)
Less: foreign taxes withheld	(10,924)	—	(2,238)
Distribution and dividend income	231,361	—	26,964
Interest income	1,520	283	442
Other Income	715	—	—
Total Investment Income	233,596	283	27,406
Expenses
Administrator fees	141,912	66,001	71,001
Advisory fees	98,355	17,389	30,786
Professional fees	68,350	44,934	55,700
Transfer agent expense	52,722	29,001	29,001
Blue Sky Expense	28,063	9,998	12,998
Custodian fees and expenses	17,226	4,601	12,501
Trustees’ fees	15,793	2,249	2,779
Insurance expense	10,464	1,820	1,820
Registration fees	4,113	2,250	2,600
Other expense	3,003	—	438
12b-1 distribution fee - Class A	964	477	62
Reports to shareholders	—	3,000	3,000
Total Expenses	440,965	181,720	222,686
Less: expense waived by Adviser	(291,746)	(157,333)	(180,528)
Net Expenses	149,219	24,387	42,158
Net Investment Income (Loss)	84,377	(24,104)	(14,752)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	434,092	(30,312)	269,424
Change in unrealized appreciation on investments	3,014,106	1,004,964	4,611,734
Change in unrealized currency depreciation	—	—	(11)
Change in unrealized appreciation on currency and investments	3,014,106	1,004,964	4,611,723
Net Realized and Unrealized Gain (Loss) on Investments	3,448,198	974,652	4,881,147
Increase in Net Assets Applicable to Shareholders Resulting from Operations	$3,532,575	$950,548	$4,866,395

(1)	Fund commenced operations on January 31, 2020.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Changes in Net Assets

	Cushing NextGen Infrastructure Fund		Cushing SMID Growth Focused Fund	Global Clean Equity Fund
	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Period From January 31, 2020(1) through November 30, 2020	Period From January 31, 2020(1) through November 30, 2020
Operations
Net investment income (loss)	$84,377	$(257,454)	$(24,104)	$(14,752)
Net realized gain (loss) on investments	434,092	(4,132,700)	(30,312)	269,424
Net change in unrealized appreciation/depreciation on investments	3,014,106	750,079	1,004,964	4,611,723
Net increase (decrease) in net assets resulting from operations	3,532,575	(3,640,075)	950,548	4,866,395
Dividends and Distributions to Class A Shareholders
Distributions from distributable earnings	(12,161)	—	—	(365)
Return of capital	—	(25,724)	—	—
Dividends and Distributions to Class C Shareholders
Return of capital	—	(59)	—	—
Dividends and Distributions to Class I Shareholders
Distributions from distributable earnings	(336,552)	—	—	(34,854)
Return of capital	—	(1,618,165)	—	—
Total dividends and distributions to Fund shareholders	(348,713)	(1,643,948)	—	(35,219)
Capital Share Transactions
Proceeds from shareholder subscriptions	4,874,994	8,632,248	3,340,994	7,306,905
Dividend reinvestments	250,869	1,367,492	—	29,190
Payments for redemptions	(6,631,424)	(52,415,356)	(52,327)	(1,136,131)
Net increase (decrease) in net assets from capital share transactions	(1,505,561)	(42,415,616)	3,288,667	6,199,964
Total increase (decrease) in net assets	1,678,301	(47,699,639)	4,239,215	11,031,140
Net Assets
Beginning of period	13,672,197	61,371,836	—	—
End of period	$15,350,498	$13,672,197	$4,239,215	$11,031,140

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class A Shares	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data (2)
Net Asset Value, beginning of period	$15.33	$18.08	$20.00
Income from Investment Operations:
Net investment income (loss) (3)	0.08	(0.19)	0.12
Net realized and unrealized gain (loss) on investments	5.09	(1.46)	(1.07)
Net increase (decrease) from investment operations	5.17	(1.65)	(0.95)
Less Distributions to Common Stockholders:
Net investment income	(0.51)	—	(0.09)
Return of capital	—	(1.10)	(0.88)
Total distributions to common stockholders	(0.51)	(1.10)	(0.97)
Net Asset Value, end of period	$19.99	$15.33	$18.08
Total Investment Return (4)(5)	34.34%	(9.49)%	(5.06)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$436	$444	$252
Ratio of expenses to average net assets before waiver (6)	4.05%	2.82%	2.20%
Ratio of expenses to average net assets after waiver (6)	1.53%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets after waiver (6)	0.49%	(1.09)%	0.85%
Portfolio turnover rate (7)	314.43%	74.23%	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class I Shares	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)
Per Common Share Data (2)
Net Asset Value, beginning of fiscal year	$15.46	$18.14	$19.51		$22.21	$20.85
Income from Investment Operations:
Net investment income (loss) (3)	0.12	(0.15)	0.14		(0.14)	(0.24)
Net realized and unrealized gain (loss) on investments	5.15	(1.43)	(0.31)		(1.18)	3.05
Net increase (decrease) from investment operations	5.27	(1.58)	(0.17)		(1.32)	2.81
Less Distributions to Common Stockholders:
Net investment income	(0.51)	—	(0.09)		—	—
Return of capital	—	(1.10)	(1.11)		(1.39)	(1.44)
Total distributions to common stockholders	(0.51)	(1.10)	(1.20)		(1.39)	(1.44)
Net Asset Value, end of fiscal year	$20.22	$15.46	$18.14		$19.51	$22.21
Total Investment Return	34.77%	(9.07)%	(1.17)%		(5.94)%	13.46%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$14,915	$13,228	$61,119		$36,660	$39,620
Ratio of expenses to average net assets before waiver	3.80%	2.57%	1.91%		1.79%	1.92%
Ratio of expenses to average net assets after waiver	1.28%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets after waiver	0.74%	(0.84)%	0.69%		(0.66)%	(1.17)%
Portfolio turnover rate (4)	314.43%	74.23%	76.11	%(5)	N/A	N/A
Portfolio turnover rate of Master Fund	N/A	N/A	N/A		85.91%	54.68%

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)	Calculated using average shares outstanding method.
(4)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(5)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund Financial Highlights

Class A Shares	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.12)
Net realized and unrealized gain on investments	2.16
Net increase from investment operations	2.04
Net Asset Value, end of period	$12.04
Total Investment Return (4)(5)	20.40%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$434
Ratio of expenses to average net assets before waiver (6)	8.62%
Ratio of expenses to average net assets after waiver (6)	1.35%
Ratio of net investment loss to average net assets after waiver (6)	(1.34)%
Portfolio turnover rate (7)	20.58	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund Financial Highlights

Class I Shares	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.09)
Net realized and unrealized gain on investments	2.16
Net increase from investment operations	2.07
Net Asset Value, end of period	$12.07
Total Investment Return (4)	20.60%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$3,805
Ratio of expenses to average net assets before waiver (5)	8.37%
Ratio of expenses to average net assets after waiver (5)	1.10%
Ratio of net investment loss to average net assets after waiver (5)	(1.09)%
Portfolio turnover rate (6)	20.58	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class A Shares	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.08)
Net realized and unrealized gain on investments	10.69
Net increase from investment operations	10.61
Less Distributions to Common Stockholders:
Net investment income	(0.09)
Return of capital	—
Total distributions to common stockholders	(0.09)
Net Asset Value, end of period	$20.52
Total Investment Return (4)(5)	106.34%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$231
Ratio of expenses to average net assets before waiver (6)	6.41%
Ratio of expenses to average net assets after waiver (6)	1.42%
Ratio of net investment loss to average net assets after waiver (6)	(0.66)%
Portfolio turnover rate (7)	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Total investment return does not include the impact of the front-end sales load.
(6)	Annualized for periods less than one full year.
(7)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class I Shares	Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss (3)	(0.05)
Net realized and unrealized gain on investments	10.70
Net increase from investment operations	10.65
Less Distributions to Common Stockholders:
Net investment income	(0.09)
Return of capital	—
Total distributions to common stockholders	(0.09)
Net Asset Value, end of period	$20.56
Total Investment Return (4)	106.74%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$10,800
Ratio of expenses to average net assets before waiver (5)	6.16%
Ratio of expenses to average net assets after waiver (5)	1.16%
Ratio of net investment loss to average net assets after waiver (5)	(0.41)%
Portfolio turnover rate (6)	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Notes to Financial Statements November 30, 2020

1. Organization

Cushing® Mutual Funds Trust (the “Trust”) was organized as a Delaware statutory trust on September 12, 2017 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of three series (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the Cushing® NextGen Infrastructure Fund (“NextGen”), Cushing® SMID Growth Focused Fund (“SMID”) and Global Clean Equity Fund (“Clean”). The Funds are managed by Cushing® Asset Management, LP (“Adviser”).

NextGen’s investment objective is to seek current income and capital appreciation. NextGen commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into NextGen. The Predecessor Fund commenced operations on March 1, 2010. NextGen offers two classes of shares, Class A and Class I. Effective December 1, 2019, NextGen no longer offered Class C shares. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of NextGen.

SMID’s investment objective is to seek capital appreciation. SMID commenced operations on January 31, 2020. SMID offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

Clean’s investment objective is to seek capital appreciation. Clean commenced operations on January 31, 2020. Clean offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

2. Significant Accounting Policies

A. Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. Each Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Funds’ Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of each Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date.

Distributions received from NextGen’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, NextGen uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after NextGen’s fiscal year end.

NextGen estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2020, NextGen has estimated approximately 31% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

Each Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of each Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

For the fiscal year ended November 30, 2019, NextGen’s Distributions were 100%, or $1,643,948, return of capital. For the fiscal year ended November 30, 2020, NextGen’s Distributions were expected to be 100%, or $348,713, ordinary income.

For the period ended November 30, 2020, Clean’s Distributions were expected to be 100%, or $35,219, ordinary income.

SMID made no distributions to shareholders during the period ended November 30, 2020.

For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, each Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the ended November 30, 2020 will be determined in early 2021.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F. Federal Income Taxation

Each Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Each Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G. Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H. Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Master Limited Partnerships

At November 30, 2020, NextGen had 10.8% of its net assets invested in MLPs and non-MLP midstream companies. As of November 30, 2020, NextGen invested less than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. NextGen invests in MLPs receiving partnership taxation treatment under the IRC, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. NextGen’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

K. Foreign Currency

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. NextGen’s and Clean’s investment in foreign securities represented 25% and 14% of their net assets, respectively, for the period ended November 30, 2020.

L. Recent Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended November 30, 2020, the Funds have chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

3. Concentrations of Risk

Because NextGen and Clean will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, each Fund will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities. The highly cyclical nature of the industries in which companies in the energy and energy infrastructure sectors operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund their continued operations. A significant decrease in the production of energy commodities could reduce the revenue, operating income and operating cash flows of certain companies in the energy and energy infrastructure sectors and, therefore, their ability to make distributions or pay dividends. A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of certain companies in the energy and energy infrastructure sectors. General changes in market sentiment towards the energy and energy infrastructure sectors may adversely affect NextGen and Clean, and the performance of investments in the energy and energy infrastructure sectors may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact NextGen and Clean and their respective shareholders. The Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that NextGen’s and Clean’s performance will correlate with any increase in oil and gas prices.

SMID will invest primarily in securities of smaller to mid-size capitalization companies. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time

Clean may invest in non-U.S. companies. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Some of the foreign securities in which the Fund invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. However, the Fund may receive less timely information or have less control than if it invested directly in the foreign issuer.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

4. Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”).

Under the terms of the Agreement, NextGen has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $98,355 in advisory fees for the fiscal year ended November 30, 2020.

Under the terms of the Agreement, SMID has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.80% of the average daily net assets of the Fund. The Adviser earned $17,389 in advisory fees for the period ended November 30, 2020.

Under the terms of the Agreement, Clean has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $30,786 in advisory fees for the period ended November 30, 2020.

The Adviser has agreed to waive or reimburse NextGen, SMID and Clean for certain Fund operating expenses such that the total annual Fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed the amounts set forth below, subject to possible recoupment from the applicable Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before December 18, 2020, and may be modified or terminated by the Adviser at any time thereafter. The Funds have not recorded a liability in the amount of expense reimbursements available for recoupment due to an assessment that such recoupment is not probable as of November 30, 2020.

	Clean (Class A)	Clean (Class I)	SMID (Class A)	SMID (Class I)	NextGen (Class A)	NextGen (Class I)
Expense Waiver/Reimbursement	(0.30)%	(0.30)%	(0.30)%	(0.30)%	(0.40)%	(0.40)%

NextGen

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2018	$215,538	$—	$215,538	November 30, 2021
November 30, 2019	326,456	—	326,456	November 30, 2022
November 30, 2020	291,746	—	291,746	November 30, 2023
	$833,740	$—	$833,740

SMID

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2020	$157,333	$—	$157,333	November 30, 2023
	$157,333	$—	$157,333

Clean

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2020	$180,528	$—	$180,528	November 30, 2023
	$180,528	$—	$180,528

The Funds have engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services to serve as the Funds’ administrator and accountant. The Funds pay a monthly combined administration and accounting fee computed at an annual rate of 0.08% of the first $250,000,000 of the Fund’s average daily net assets, 0.06% of the next $250,000,000 of average daily net assets and 0.05% on the balance of the Funds’ average daily net assets, with a minimum annual fee of $80,000, and multiple class fee of $15,000 per additional share class.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as the Funds’ transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Funds’ custodian. The Funds pay the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Funds are reflected as Trustees’ fees on the Statements of Operations.

5. Income Taxes

It is each Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, each Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $257,845 to accumulated net losses and $257,845 from additional paid-in capital for NextGen and $24,104 to accumulated net losses and $24,104 from additional paid-in capital for SMID.

The following information is provided on a tax basis as of November 30, 2020:

NextGen

Cost of investments	$12,092,357
Gross unrealized appreciation	3,705,904
Gross unrealized depreciation	(437,335)
Net unrealized appreciation	3,268,569
Undistributed ordinary income	516,102
Undistributed long-term gains	—
Other temporary differences	(1,997,277)
Accumulated net gains	$1,787,394

SMID

Cost of investments	$3,311,806
Gross unrealized appreciation	1,143,738
Gross unrealized depreciation	(138,774)
Net unrealized appreciation	1,004,964
Undistributed ordinary income	—
Undistributed long-term gains	—
Other temporary differences	(30,312)
Accumulated net gains	$974,652

Clean

Cost of investments	$6,341,848
Gross unrealized appreciation	4,641,413
Gross unrealized depreciation	(29,949)
Net unrealized appreciation	4,611,464
Undistributed ordinary income	219,712
Undistributed long-term gains	—
Other temporary differences	—
Accumulated net gains	$4,831,176

As of November 30, 2020, NextGen’s capital loss carryforward was comprised of short-term capital loss of $1,562,390 and long-term capital loss of $434,887, and is unlimited. As of November 30, 2020, SMID’s capital loss carryforward was comprised of short-term capital loss of $30,312 and is unlimited. Clean does not have any capital loss carryforwards.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2017 remain subject to examination by the tax authorities in the United States. Due to the nature of each Fund’s investments, the Funds may be required to file income tax returns in several states. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

NextGen

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$10,979,163	$10,979,163	$—	$—
Master Limited Partnerships and Related Companies (a)	1,658,403	1,658,403	—	—
Real Estate Investment Trusts (a)	2,191,001	2,191,001	—	—
Total Equity Securities	14,828,567	14,828,567	—	—
Other
Short-Term Investments (a)	531,232	531,232	—	—
Total Other	531,232	531,232	—	—
Total Assets	$15,359,799	$15,359,799	$—	$—

SMID

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$4,184,968	$4,184,968	$—	$—
Total Equity Securities	4,184,968	4,184,968	—	—
Other
Short-Term Investments (a)	131,802	131,802	—	—
Total Other	131,802	131,802	—	—
Total Assets	$4,316,770	$4,316,770	$—	$—

Clean

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$10,265,355	$10,265,355	$—	$—
Total Equity Securities	10,265,355	10,265,355	—	—
Other
Short-Term Investments (a)	687,968	687,968	—	—
Total Other	687,968	687,968	—	—
Total Assets	$10,953,323	$10,953,323	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. NextGen, SMID, and Clean did not hold Level 3 investments at any time during the period ended November 30, 2020.

7. Investment Transactions

For the fiscal year ended November 30, 2020, NextGen purchased (at cost) and sold securities (proceeds) in the amount of $35,652,738 and $35,650,039 (excluding short-term securities), respectively.

For the period ended November 30, 2020, SMID purchased (at cost) and sold securities (proceeds) in the amount of $3,727,974 and $517,659 (excluding short-term securities), respectively.

For the period ended November 30, 2020, Clean purchased (at cost) and sold securities (proceeds) in the amount of $7,038,088 and $1,644,704 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of NextGen were as follows:

	Fiscal Year Ended 11/30/20		Fiscal Year Ended 11/30/19
Class A Shares	Amount	Shares	Amount	Shares
Sold	$15,500	880	$315,875	17,183
Dividends Reinvested	12,161	736	25,724	1,559
Redeemed	(132,047)	(8,755)	(65,484)	(3,720)
Net Increase (Decrease)	$(104,386)	(7,139)	$276,115	15,022

	Fiscal Year Ended 11/30/20		Fiscal Year Ended 11/30/19
Class C Shares	Amount	Shares	Amount	Shares
Sold	$0	0	$0	0
Dividends Reinvested	0	0	59	4
Redeemed	(837)	(56)	0	0
Net Increase (Decrease)	$(837)	(56)	$59	4

	Fiscal Year Ended 11/30/20		Fiscal Year Ended 11/30/19
Class I Shares	Amount	Shares	Amount	Shares
Sold	$4,859,494	301,257	$8,316,373	470,435
Dividends Reinvested	238,708	14,147	1,341,709	77,938
Redeemed	(6,498,540)	(433,462)	(52,349,872)	(3,062,304)
Net Decrease	$(1,400,338)	(118,058)	$(42,691,790)	(2,513,931)

Transactions of shares of SMID were as follows:

	Period from 01/31/20* through 11/30/20
Class A Shares	Amount	Shares
Sold	$342,550	36,181
Dividends Reinvested	0	0
Redeemed	(1,745)	(166)
Net Increase	$340,805	36,014

	Period from 01/31/20* through 11/30/20
Class I Shares	Amount	Shares
Sold	$2,998,444	319,975
Dividends Reinvested	0	0
Redeemed	(50,582)	(4,567)
Net Increase	$2,947,862	315,408

*	Commencement of operations.

Transactions of shares of Clean were as follows:

	Period from 01/31/20* through 11/30/20
Class A Shares	Amount	Shares
Sold	$226,469	13,270
Dividends Reinvested	366	20
Redeemed	(29,629)	(2,042)
Net Increase	$197,206	11,248

	Period from 01/31/20* through 11/30/20
Class I Shares	Amount	Shares
Sold	$7,080,436	598,053
Dividends Reinvested	28,824	1,778
Redeemed	(1,106,502)	(74,420)
Net Increase	$6,002,758	525,411

*	Commencement of operations.

9. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2020.

Cushing Mutual Funds Trust Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Cushing Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cushing Mutual Funds Trust (the “Trust”), (comprising Cushing NextGen Infrastructure Fund, Cushing SMID Growth Focused Fund and Global Clean Equity Fund (collectively referred to as the “Funds”)) including the schedules of investments, as of November 30, 2020, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Cushing Mutual Funds Trust at November 30, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds	Statement of operations	Statement of changes in net assets	Financial highlights
Cushing NextGen Infrastructure Fund	For the year ended November 30, 2020	For each of the two years in the period ended November 30, 2020

For each of the two years in the period ended November 30, 2020. The financial highlights for the three years in the period ended November 30, 2018 were audited by other auditors whose report dated January 28, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Cushing SMID Growth Focused Fund	For the period from January 31, 2020 (commencement of operations) through November 30, 2020.
Global Clean Equity Fund	For the period from January 31, 2020 (commencement of operations) through November 30, 2020.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Cushing investment companies since 2011.

Dallas, Texas
January 29, 2021

Cushing Mutual Funds Trust Trustees and Executive Officers (Unaudited) November 30, 2020

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 300 Crescent Court, Suite 1700, Dallas, Texas 75201.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 – present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 – 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 – 2007) (investment management company).	5	CM Advisers Family of Funds (2 series) (2003 – present).
Brenda A. Cline (1960)	Trustee and Chair of the Audit Committee	Trustee since 2017	Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993 – present)	5	American Beacon Funds (34 Series) (2004 – present); Tyler Technologies, Inc. (2014 – present) (software); Range Resources Corporation (2015 – present) (natural gas and oil exploration and production).
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 – to 2002) (investment management company).	5	Dorchestor Minerals, L.P. (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 – present).	5	E-T Energy Ltd. (2008 – 2014) (developing, operating, producing and selling recoverable bitumen).

(1)	Each Trustee was elected by Fund shareholders and shall continue to serve as provided for in the Fund’s Declaration of Trust.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2020, there were five funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 – present).
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010

Chief Executive Officer (2019 – present) and Chief Operating Officer (“COO”) of the Adviser (2010 – present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010

General Counsel and Chief Compliance Officer of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Cushing Mutual Funds Trust Additional Information (Unaudited) November 30, 2020

Trustee and Executive Officer Compensation

The Trust does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended November 30, 2020, the aggregate compensation paid by NextGen, SMID, and Clean to the independent trustees was $15,793, $2,249, and $2,779, respectively. The Trust did not pay any special compensation to any of its trustees or officers. The Trust continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from each Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that each Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities owned by each Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Trust toll-free at (800)236-4424 and on the Trust’s website at www.cushingfunds.com. Information regarding how each Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Trust files a complete schedule of portfolio holdings of each fund for each month of each fiscal year with the SEC on Form N-PORT. The Trust’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Trust’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

For the period ended November 30, 2020, the portfolio turnover rate for NextGen, SMID, and Clean was 314.43%, 20.58%, and 39.68%, respectively. Portfolio turnover may vary greatly from period to period. The Funds do not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and each Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund.

Privacy Policy

In order to conduct its business, the Trust collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker. We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Statement Regarding the Trust’s Liquidity Risk Management Program

The Trust has adopted and implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage each Fund’s liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Liquidity Rule requires that each Fund establish a liquidity risk management program in order to effectively manage the Fund’s liquidity and shareholder redemptions. The Liquidity Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interests of its remaining investors.

The Board has appointed the Adviser as administrator of the LRM Program and related policies and procedures (the “Program Administrator”). As permitted under the LRM Program, the Program Administrator enlisted the services of U.S. Bancorp Global Fund Services, LLC (“USBFS”), fund administrator to the Trust, to assist with its responsibilities under the Program. Pursuant to this delegation, USBFS handles the day to day operation of the Trust’s LRM Program.

The Liquidity Rule requires the Funds to assess, manage and review their liquidity risk at least annually, considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. Each Fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

In accordance with the LRM Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

●	Highly liquid investments – cash or convertible to cash within three business days or less;

●	Moderately liquid investments – convertible to cash in three to seven calendar days;

●	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days; or

●	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors, including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a Fund’s illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments and requires certain reporting anytime a Fund’s holdings of illiquid investments exceed 15% of net assets. The LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments. During the review period, no Fund exceeded the 15% limit on illiquid investments.

The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The LRM Program includes provisions for determining, periodically reviewing and complying with the HLIM requirement as applicable. During the review period, each Fund primarily held highly liquid investments and therefore was exempt from the requirement to adopt an HLIM and to comply with the related requirements under the Liquidity Rule.

Per the Trust’s LRM Program, the Program Administrator is required to, among other things, provide an annual report to the Board which includes: (1) an assessment of the liquidity risk of each Fund, (2) an assessment of the operation of the LRM Program (and any related policies and procedures, including the Program Administrator Procedures) and the adequacy and effectiveness of their implementation; (3) a review of the operation of each Fund’s highly liquid investment minimum (as applicable) and the adequacy and effectiveness its implementation; (4) a discussion of any occurrences throughout the year when a Fund has exceeded the 15% Limit; (5) any changes to the LRM Program (and any related policies and procedures, including the Program Administrator Procedures) deemed by the Program Administrator to be material; and (6) such other information requested by the Board from time to time.

At the November17, 2020 meeting of the Trust’s Board of Trustees, the Board received a written report prepared by the Program Administrator that addressed the operation of the LRM Program, assessed its adequacy and effectiveness and described any material changes made to the Program. The report included that, during the reporting period, the were no changes made to the LRM Program, there were no material liquidity events that impacted any Fund, and each Fund held sufficient highly liquid assets to meet Fund redemptions. The report concluded that since each Fund seeks to invest in highly liquid investments, its liquidity risk is relatively low and, accordingly, no additional measures should be implemented regarding management of each Fund’s liquidity risk. In addition, the report concluded that the LRM Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk.

Cushing Mutual Funds Trust

TRUSTEES Brian R. Bruce Brenda A. Cline Ronald P. Trout Jerry V. Swank
EXECUTIVE OFFICERS Jerry V. Swank Chief Executive Officer and President John H. Alban Chief Financial Officer and Treasurer Barry Y. Greenberg Chief Compliance Officer and Secretary
INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Cushing Mutual Funds Trust
is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, TX 75201
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Brenda A. Cline is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	54,000	18,500
Audit-Related Fees	None	None
Tax Fees	19,000	7,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2020	FYE 11/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	19,000	7,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable. Fund does not participate in securities lending.

(b)	Not Applicable. Fund does not participate in securities lending.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Mutual Funds Trust

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 8, 2021

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 8, 2021